UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

September 14, 2018

Date of Report (Date of earliest event reported)

ALTRA INDUSTRIAL MOTION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts		02184
(Address of principal executive offices)		(Zip Code)

(781) 917-0600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously disclosed, on March 7, 2018, Altra Industrial Motion Corp. (“Altra”) and Fortive Corporation (“Fortive”) announced that they and certain affiliates had entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated March 7, 2018, among Altra, Fortive, McHale Acquisition Corp. (“Merger Sub”) and Stevens Holding Company, Inc. (“Newco”), pursuant to which, subject to the terms and conditions of the Merger Agreement and a Separation and Distribution Agreement, dated March 7, 2018, among Altra, Fortive and Newco, (1) Fortive will transfer certain assets, liabilities and entities within its Automation & Specialty platform, but excluding its Hengstler and Dynapar businesses (such businesses to be transferred, the “A&S Business”) to Newco, (2) Fortive will distribute to its stockholders all of the issued and outstanding shares of Newco common stock held by Fortive by way of an exchange offer or a combination of an exchange offer and a pro rata dividend and (3) Merger Sub will merge with and into Newco, with Newco as the surviving corporation, and the issued and outstanding shares of Newco common stock will be converted into shares of Altra common stock (the “Merger”).

On August 8, 2018, a purported class action was filed against Altra and each of the members of its board of directors and Fortive in the Superior Court of Norfolk County, Massachusetts, by an individual who purports to be a stockholder of Altra. In connection with the complaint, the plaintiff, among other things, filed a motion to preliminarily enjoin the stockholders’ vote on matters related to the Merger at the special meeting of stockholders of Altra (the “special meeting”). On August 31, 2018, the Superior Court of Norfolk County, Massachusetts denied plaintiff’s motion to preliminarily enjoin the special meeting. On September 4, 2018, Altra held the special meeting and its stockholders approved the issuance of shares of Altra common stock required to complete the Merger. On September 13, 2018, the plaintiff and all defendants named in the complaint, by and through their respective counsel, agreed to dismiss the class action without prejudice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Vice President, Legal & Human Resources, General Counsel and Secretary

Date: September 14, 2018